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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  April 1, 2003

                            The TriZetto Group, Inc.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                    0-27501                 33-0761159
(State or Other Jurisdiction        (Commission             (IRS Employer
     of Incorporation)             File Number)          Identification No.)


        567 San Nicolas Drive, Suite 360, Newport Beach, California 92660
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (949) 719-2200


                                       N/A
          (Former name or former address, if changed since last report)

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Item 7.  Financial Statements and Exhibits.

(c) Exhibits

The following exhibit is furnished to the Securities and Exchange Commission as part of Items 9 and 12 to this Report on Form 8-K:

                  Exhibit No.               Description
                  -----------               -----------

                     99.1                   Press release dated April 1, 2003.


Item 9.    Regulation FD Disclosure

On April 1, 2003, The TriZetto Group, Inc. issued a press release reporting fourth quarter 2002 intangible asset impairment charges. This press release is attached hereto as Exhibit 99.1 and is being furnished, not filed, under Item 9 to this Report on Form 8-K.

Item 12.  Results of Operations and Financial Condition.

On April 1, 2003, The TriZetto Group, Inc. issued a press release reporting fourth quarter 2002 intangible asset impairment charges. This press release is attached hereto as Exhibit 99.1 and is being furnished, not filed, under Item 12 to this Report on Form 8-K.

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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE TRIZETTO GROUP, INC.

Date: April 1, 2003                 By: /s/ James J. Sullivan
                                         ---------------------------------------
                                         James J. Sullivan, Vice President and
                                         General Counsel

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                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

   99.1                    Press release dated April 1, 2003.